UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2015

Date of reporting period: April 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR    04.30.15

SEMI-ANNUAL REPORT

AB GROWTH & INCOME FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

June 2, 2015

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Growth & Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2015. Effective January 20, 2015, the Fund’s name changed from AllianceBernstein Growth & Income Fund to AB Growth & Income Fund.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards, and swap agreements. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2015. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees and fund expenses.

During the six-month period, Class K, I and Z shares outperformed the benchmark, Class R shares performed in line with the benchmark, and Class A, B, C and Advisor Class shares underperformed the benchmark. All share classes underperformed the Lipper Average. Stock selection in, and overweight exposure to, the health care sector contributed to performance versus the benchmark, as did stock selection in consumer staples. Stock selection in the consumer discretionary and energy sectors offset some of the gains.

During the 12-month period, all share classes of the Fund underperformed the benchmark and the Lipper Average. Stock selection in consumer discretionary and industrial sectors and

AB GROWTH & INCOME FUND •	1

underweight exposure to the financials sector detracted from returns. Security selection was neutral. Stock selection in consumer staples and health care contributed, as did an overweight exposure to the health care sector and an underweight exposure to the energy sector.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

Within value indices, deep-value stocks outperformed their relative-value counterparts in the first half of 2014. Relative-value stocks are those in the top half of the Russell 1000 Value Index as measured by highest price-to-book value, while deep-value stocks have highly depressed valuations and reside in the bottom half of the Russell 1000 Value Index as measured by price-to-book-value. Although relative value and higher-quality stocks stabilized in the second half of 2014, it was not able to offset these companies’ weak performance in the first half of 2014. The low interest rate environment in the U.S. led yield-chasing investors to buy up high-dividend-paying stocks such as utilities and real estate investment trusts. As a result, these two sectors were the best performing in the Russell 1000 Value Index over the course of 2014. The Fund was underweight both of these sectors as the Relative Value Invest-

ment Team (the “Team”) deemed them to be both too capital intensive and richly valued. Health care stocks also performed well as higher health care insurance enrollments, a slew of successful drug launches and a series of mergers and acquisitions led to strong performance.

The first four months of 2015 were marked by a shift in global financial dynamics. The divergence in monetary policies between the U.S. Federal Reserve on one side, and the European Central Bank and the Bank of Japan on the other, resulted in a strong U.S. dollar and weaker local currencies, which boosted international stock markets while also appreciably slowing the rally in the U.S. equity markets. Moreover, the increased likelihood of higher U.S. interest rates in the medium-term, and subdued U.S. economic growth, bolstered growth stocks at the expense of value stocks.

The Team continues to identify companies that meet the Fund’s investment philosophy of relative-value discipline; to pursue attractively valued, well-managed companies that deploy capital wisely, giving them the capacity to pay dividends and enhance the value of company shares over the long term. The Team believes that there is an opportunity for the Fund’s proprietary research to add value.

2	• AB GROWTH & INCOME FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the U.S. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GROWTH & INCOME FUND •	3

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB Growth & Income Fund*
Class A	2.88%	8.62%

Class B†	2.46%	7.81%

Class C	2.53%	7.89%

Advisor Class‡	2.85%	8.76%

Class R‡	2.89%	8.52%

Class K‡	2.94%	8.72%

Class I‡	3.03%	8.88%

Class Z	3.07%	8.92%

Russell 1000 Value Index	2.89%	9.31%

Lipper Large-Cap Core Funds Average	3.87%	11.09%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2015, by 0.08% and 0.13%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

4	• AB GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	8.62%	3.98%
5 Years	14.59%	13.57%
10 Years	6.96%	6.50%

Class B Shares
1 Year	7.81%	3.81%
5 Years	13.72%	13.72%
10 Years(a)	6.28%	6.28%

Class C Shares
1 Year	7.89%	6.89%
5 Years	13.74%	13.74%
10 Years	6.17%	6.17%

Advisor Class Shares*
1 Year	8.76%	8.76%
5 Years	14.88%	14.88%
10 Years	7.25%	7.25%

Class R Shares*
1 Year	8.52%	8.52%
5 Years	14.32%	14.32%
10 Years	6.70%	6.70%

Class K Shares*
1 Year	8.72%	8.72%
5 Years	14.62%	14.62%
10 Years	7.04%	7.04%

Class I Shares*
1 Year	8.88%	8.88%
5 Years	15.03%	15.03%
10 Years	7.36%	7.36%

Class Z Shares*
1 Year	8.92%	8.92%
Since Inception†	12.10%	12.10%

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 1.00%, 1.75%, 1.72%, 0.68%, 1.34%, 1.04%, 0.66% and 0.61% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Portfolio’s annual operating expenses to 0.95%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65%. These waivers/reimbursements may not be terminated prior to March 1, 2016 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

(Historical Performance continued on next page)

AB GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	3.98%
5 Years	13.54%
10 Years	6.29%

Class B Shares
1 Year	3.80%
5 Years	13.65%
10 Years(a)	6.12%

Class C Shares
1 Year	6.68%
5 Years	13.71%
10 Years	5.98%

Advisor Class Shares*
1 Year	8.75%
5 Years	14.85%
10 Years	7.03%

Class R Shares*
1 Year	8.31%
5 Years	14.29%
10 Years	6.51%

Class K Shares*
1 Year	8.72%
5 Years	14.59%
10 Years	6.85%

Class I Shares*
1 Year	8.88%
5 Years	15.00%
10 Years	7.17%

Class Z Shares*
1 Year	8.92%
Since Inception†	12.96%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class Z shares is listed below.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on page 3.

6	• AB GROWTH & INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,028.80	$4.78	0.95%
Hypothetical**	$1,000	$1,020.08	$4.76	0.95%
Class B
Actual	$1,000	$1,024.60	$8.28	1.65%
Hypothetical**	$1,000	$1,016.61	$8.25	1.65%
Class C
Actual	$1,000	$1,025.30	$8.29	1.65%
Hypothetical**	$1,000	$1,016.61	$8.25	1.65%
Advisor Class
Actual	$1,000	$1,028.50	$3.27	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%
Class R
Actual	$1,000	$1,028.90	$5.79	1.15%
Hypothetical**	$1,000	$1,019.09	$5.76	1.15%
Class K
Actual	$1,000	$1,029.40	$4.53	0.90%
Hypothetical**	$1,000	$1,020.33	$4.51	0.90%
Class I
Actual	$1,000	$1,030.30	$3.27	0.65%
Hypothetical**	$1,000	$1,021.57	$3.26	0.65%
Class Z
Actual	$1,000	$1,030.70	$2.97	0.59%
Hypothetical**	$1,000	$1,021.87	$2.96	0.59%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

AB GROWTH & INCOME FUND •	7

Expense Example

PORTFOLIO SUMMARY

April 30, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,901.7

TEN LARGEST HOLDINGS†

April 30, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Berkshire Hathaway, Inc. – Class B	$132,268,583	4.6%
Pfizer, Inc.	128,337,850	4.4
CVS Health Corp.	125,464,234	4.3
UnitedHealth Group, Inc.	108,096,990	3.7
JPMorgan Chase & Co.	104,555,495	3.6
Comcast Corp. – Class A	97,174,269	3.3
Wells Fargo & Co.	94,983,033	3.3
Apple, Inc.	75,373,715	2.6
Medtronic PLC	72,282,761	2.5
Exxon Mobil Corp.	71,143,644	2.5
	$1,009,680,574	34.8%

*	All data are as of April 30, 2015. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• AB GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

April 30, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 92.5%
Financials – 22.5%
Banks – 6.9%
JPMorgan Chase & Co.	1,652,790	$104,555,495
Wells Fargo & Co.	1,723,830	94,983,033

		199,538,528

Capital Markets – 3.3%
BlackRock, Inc. – Class A	98,354	35,794,955
Goldman Sachs Group, Inc. (The)	262,140	51,489,539
Virtu Financial, Inc. – Class A(a)(b)	443,588	9,488,347

		96,772,841

Consumer Finance – 0.9%
Capital One Financial Corp.	331,340	26,788,839

Diversified Financial Services – 4.6%
Berkshire Hathaway, Inc. – Class B(a)	936,680	132,268,583

Insurance – 6.8%
ACE Ltd.	575,100	61,529,949
Allstate Corp. (The)	464,230	32,338,262
Aon PLC	249,830	24,041,141
Hartford Financial Services Group, Inc. (The)	645,510	26,317,443
Validus Holdings Ltd.	836,034	34,971,302
WR Berkley Corp.	382,580	18,742,594

		197,940,691

		653,309,482

Health Care – 18.0%
Biotechnology – 1.9%
Gilead Sciences, Inc.(a)	549,240	55,204,112

Health Care Equipment & Supplies – 3.3%
Abbott Laboratories	490,410	22,764,832
Medtronic PLC	970,890	72,282,761

		95,047,593

Health Care Providers & Services – 4.3%
Cigna Corp.	138,610	17,276,350
UnitedHealth Group, Inc.	970,350	108,096,990

		125,373,340

Pharmaceuticals – 8.5%
Eli Lilly & Co.	659,130	47,371,673
Pfizer, Inc.	3,782,430	128,337,850
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	1,154,890	69,778,454

		245,487,977

		521,113,022

Consumer Discretionary – 14.3%
Auto Components – 0.9%
Johnson Controls, Inc.	525,450	26,472,171

AB GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.4%
Harley-Davidson, Inc.	738,200	$41,494,222

Internet & Catalog Retail – 0.9%
Liberty Interactive Corp. – Class A(a)	944,893	27,175,122

Media – 8.0%
Comcast Corp. – Class A	1,682,380	97,174,269
Interpublic Group of Cos., Inc. (The)	3,083,010	64,249,928
Time Warner, Inc.	834,990	70,481,506

		231,905,703

Specialty Retail – 2.5%
Bed Bath & Beyond, Inc.(a)	295,760	20,839,250
DSW, Inc. – Class A	705,740	25,597,190
GNC Holdings, Inc. – Class A	564,050	24,282,352

		70,718,792

Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	441,966	16,887,521

		414,653,531

Information Technology – 12.6%
Electronic Equipment, Instruments & Components – 0.8%
TE Connectivity Ltd.	368,660	24,534,323

IT Services – 0.6%
Xerox Corp.	1,483,700	17,062,550

Semiconductors & Semiconductor Equipment – 4.2%
Intel Corp.	2,049,450	66,709,598
Micron Technology, Inc.(a)	689,319	19,390,543
NVIDIA Corp.	1,562,580	34,681,463

		120,781,604

Software – 4.4%
Activision Blizzard, Inc.	2,148,339	49,014,355
Check Point Software Technologies Ltd.(a)	362,642	30,273,354
Microsoft Corp.	1,002,580	48,765,491

		128,053,200

Technology Hardware, Storage & Peripherals – 2.6%
Apple, Inc.	602,267	75,373,715

		365,805,392

Industrials – 10.8%
Aerospace & Defense – 3.7%
Boeing Co. (The)	264,740	37,947,832
Raytheon Co.	656,630	68,289,520

		106,237,352

Airlines – 3.5%
Copa Holdings SA – Class A(b)	468,040	51,900,955
Delta Air Lines, Inc.	1,130,270	50,455,253

		102,356,208

10	• AB GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.6%
Emerson Electric Co.	303,940	$17,880,790

Industrial Conglomerates – 1.7%
General Electric Co.	1,823,470	49,379,568

Machinery – 1.3%
Parker-Hannifin Corp.	94,370	11,264,003
Snap-on, Inc.	178,840	26,745,522

		38,009,525

		313,863,443

Consumer Staples – 5.1%
Food & Staples Retailing – 5.1%
CVS Health Corp.	1,263,614	125,464,234
Wal-Mart Stores, Inc.	299,110	23,345,536

		148,809,770

Energy – 4.9%
Energy Equipment & Services – 0.5%
Cameron International Corp.(a)	261,410	14,330,496

Oil, Gas & Consumable Fuels – 4.4%
Chevron Corp.	185,780	20,632,727
Exxon Mobil Corp.	814,280	71,143,644
Hess Corp.	236,400	18,179,160
Occidental Petroleum Corp.	215,174	17,235,437

		127,190,968

		141,521,464

Utilities – 1.8%
Electric Utilities – 0.9%
Great Plains Energy, Inc.	969,050	25,369,729

Multi-Utilities – 0.9%
Wisconsin Energy Corp.	531,040	26,084,685

		51,454,414

Telecommunication Services – 1.7%
Diversified Telecommunication Services – 1.7%
Verizon Communications, Inc.	951,610	47,999,208

Materials – 0.8%
Chemicals – 0.8%
Mosaic Co. (The)	551,760	24,277,440

Total Common Stocks (cost $2,319,811,174)		2,682,807,166

SHORT-TERM INVESTMENTS – 6.8%
Investment Companies – 6.8%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.10%(c)(d) (cost $197,765,109)	197,765,109	197,765,109

AB GROWTH & INCOME FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Total Investments Before Security Lending Collateral for Securities Loaned – 99.3% (cost $2,517,576,283)		$2,880,572,275

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
Investment Companies – 1.4%
AB Exchange Reserves – Class I, 0.10%(c)(d) (cost $42,231,280)	42,231,280	42,231,280

Total Investments – 100.7% (cost $2,559,807,563)		2,922,803,555
Other assets less liabilities – (0.7)%		(21,149,070)

Net Assets – 100.0%		$2,901,654,485

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

12	• AB GROWTH & INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,319,811,175)	$2,682,807,166	(a)
Affiliated issuers (cost $239,996,389- including investment of cash collateral for securities loaned of $42,231,280)	239,996,389
Receivable for investment securities sold	53,625,445
Dividends and interest receivable	2,144,801
Receivable for capital stock sold	758,777
Receivable from class action settlement proceeds	24,776

Total assets	2,979,357,354

Liabilities
Payable for collateral received on securities loaned	42,231,280
Payable for investment securities purchased	31,798,566
Payable for capital stock redeemed	1,459,414
Advisory fee payable	1,198,367
Distribution fee payable	508,262
Transfer Agent fee payable	247,233
Administrative fee payable	15,740
Accrued expenses	244,007

Total liabilities	77,702,869

Net Assets	$2,901,654,485

Composition of Net Assets
Capital stock, at par	$5,213,630
Additional paid-in capital	2,438,932,766
Undistributed net investment income	15,679,205
Accumulated net realized gain on investment transactions	78,832,893
Net unrealized appreciation on investments	362,995,991

	$2,901,654,485

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,281,581,217	231,703,951	$5.53	*

B	$27,730,827	5,028,766	$5.51

C	$218,083,992	39,575,005	$5.51

Advisor	$75,005,348	13,527,914	$5.54

R	$6,176,184	1,133,892	$5.45

K	$5,217,630	950,700	$5.49

I	$14,513,372	2,585,909	$5.61

Z	$1,273,345,915	226,856,895	$5.61

(a)	Includes securities on loan with a value of $41,172,866 (see Note E).

*	The maximum offering price per share for Class A shares was $5.78 which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GROWTH & INCOME FUND •	13

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $79,374)	$28,455,573
Affiliated issuers	106,706
Securities lending income	36,149	$28,598,428

Expenses
Advisory fee (see Note B)	7,867,916
Distribution fee—Class A	1,822,049
Distribution fee—Class B	149,895
Distribution fee—Class C	1,098,561
Distribution fee—Class R	17,141
Distribution fee—Class K	7,215
Transfer agency—Class A	815,865
Transfer agency—Class B	24,684
Transfer agency—Class C	143,225
Transfer agency—Advisor Class	444,229
Transfer agency—Class R	8,309
Transfer agency—Class K	5,727
Transfer agency—Class I	8,561
Transfer agency—Class Z	46,877
Custodian	116,285
Printing	108,989
Registration fees	50,420
Directors’ fees	44,274
Administrative	24,308
Audit and tax	22,573
Legal	18,902
Miscellaneous	35,310

Total expenses	12,881,315
Less: expenses waived and reimbursed by the Adviser (see Note B)	(223,841)

Net expenses		12,657,474

Net investment income		15,940,954

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		82,111,084
Net change in unrealized appreciation/depreciation of investments		(10,867,269)

Net gain on investment transactions		71,243,815

Net Increase in Net Assets from Operations		$87,184,769

See notes to financial statements.

14	• AB GROWTH & INCOME FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment income	$15,940,954	$25,273,516
Net realized gain on investment transactions	82,111,084	225,390,596
Net change in unrealized appreciation/depreciation of investments	(10,867,269)	22,624,018

Net increase in net assets from operations	87,184,769	273,288,130
Dividends and Distributions to Shareholders from
Net investment income
Class A	(10,008,820)	(10,591,099)
Class C	(139,244)	(459,109)
Advisor Class	(15,109,140)	(1,323,527)
Class R	(38,190)	(31,689)
Class K	(46,039)	(49,307)
Class I	(155,772)	(10,618)
Class Z	(13,004)	(131)
Net realized gain on investment transactions
Class A	(61,679,237)	– 0	–
Class B	(1,461,806)	– 0	–
Class C	(10,416,214)	– 0	–
Advisor Class	(64,483,228)	– 0	–
Class R	(326,488)	– 0	–
Class K	(273,694)	– 0	–
Class I	(650,379)	– 0	–
Class Z	(52,503)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(14,512,436)	1,119,411,194

Total increase (decrease)	(92,181,425)	1,380,233,844
Net Assets
Beginning of period	2,993,835,910	1,613,602,066

End of period (including undistributed net investment income of $15,679,205 and $25,248,460, respectively)	$2,901,654,485	$2,993,835,910

See notes to financial statements.

AB GROWTH & INCOME FUND •	15

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (unaudited)

NOTE A

Significant Accounting Policies

AB Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Growth and Income Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013 the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

16	• AB GROWTH & INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

AB GROWTH & INCOME FUND •	17

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

18	• AB GROWTH & INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2015:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$2,682,807,166		$	– 0	–	$	– 0	–	$2,682,807,166
Short-Term Investments	197,765,109			– 0	–		– 0	–	197,765,109
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	42,231,280			– 0	–		– 0	–	42,231,280

Total Investments in Securities	2,922,803,555			– 0	–		– 0	–	2,922,803,555
Other Financial Instruments**	– 0	–		– 0	–		– 0	–	– 0	–

Total^	$2,922,803,555		$	– 0	–	$	– 0	–	$2,922,803,555

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

AB GROWTH & INCOME FUND •	19

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

20	• AB GROWTH & INCOME FUND

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective February 4, 2014, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .95%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The fee waiver and/or expense reimbursement agreement will remain in effect until March 1, 2016 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2015, such reimbursements/waivers amounted to $223,841.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2015, the reimbursement for such services amounted to $24,308.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $692,387 for the six months ended April 30, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,889 from the sale of Class A shares and received $2,783, $6,774 and $3,682 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)	Dividend Income (000)
$151,659	$566,051	$519,945	$197,765	$95

AB GROWTH & INCOME FUND •	21

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended April 30, 2015 amounted to $944,194, of which $4 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Class A plan are currently limited to .28% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,766,313, $11,114,772, $208,234 and $80,699 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2015 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$653,865,476	$873,392,354

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$406,183,187
Gross unrealized depreciation	(43,187,196)

Net unrealized appreciation	$362,995,991

22	• AB GROWTH & INCOME FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended April 30, 2015.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement

AB GROWTH & INCOME FUND •	23

Notes to Financial Statements

of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2015, the Fund had securities on loan with a value of $41,172,866 and had received cash collateral which has been invested into AB Exchange Reserves of $42,231,280. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $36,149 and $11,340 from the borrowers and AB Exchange Reserves, respectively, for the six months ended April 30, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended April 30, 2015 is as follows:

Market Value October 31, 2014 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2015 (000)
$ – 0 –	$217,771	$175,540	$42,231

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014		Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class A
Shares sold	4,795,272	16,124,737		$26,866,652	$86,275,793

Shares issued in reinvestment of dividends and distributions	11,500,065	1,733,220		63,480,365	9,064,742

Shares converted from Class B	800,200	1,829,997		4,475,330	9,795,520

Shares redeemed	(16,319,367)	(32,083,050)		(91,284,776)	(173,073,592)

Net increase (decrease)	776,170	(12,395,096)		$3,537,571	$(67,937,537)

Class B
Shares sold	156,986	439,830		$874,560	$2,343,749

Shares issued in reinvestment of dividends and distributions	256,582	– 0	–	1,416,332	– 0	–

Shares converted to Class A	(802,740)	(1,837,509)		(4,475,330)	(9,795,520)

Shares redeemed	(338,721)	(974,285)		(1,894,934)	(5,222,306)

Net decrease	(727,893)	(2,371,964)		$(4,079,372)	$(12,674,077)

24	• AB GROWTH & INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class C
Shares sold	1,067,505	2,597,203	$5,938,823	$13,788,346

Shares issued in reinvestment of dividends and distributions	1,681,597	75,095	9,265,598	392,744

Shares redeemed	(2,191,444)	(4,226,414)	(12,216,555)	(22,673,010)

Net increase (decrease)	557,658	(1,554,116)	$2,987,866	$(8,491,920)

Advisor Class
Shares sold	3,151,834	246,083,275	$17,507,137	$1,319,435,989

Shares issued in reinvestment of dividends and distributions	14,278,074	235,185	78,957,748	1,232,372

Shares redeemed	(249,592,007)	(23,651,738)	(1,409,641,626)	(130,709,608)

Net increase (decrease)	(232,162,099)	222,666,722	$(1,313,176,741)	$1,189,958,753

Class R
Shares sold	121,516	542,366	$665,768	$2,875,163

Shares issued in reinvestment of dividends and distributions	67,036	6,141	364,677	31,689

Shares redeemed	(281,984)	(285,007)	(1,547,981)	(1,510,281)

Net increase (decrease)	(93,432)	263,500	$(517,536)	$1,396,571

Class K
Shares sold	49,375	994,124	$275,154	$5,233,791

Shares issued in reinvestment of dividends and distributions	58,452	9,501	319,731	49,307

Shares redeemed	(444,671)	(169,495)	(2,516,766)	(903,904)

Net increase (decrease)	(336,844)	834,130	$(1,921,881)	$4,379,194

AB GROWTH & INCOME FUND •	25

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014		Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014

Class I
Shares sold	300,731	2,652,841		$1,716,442	$14,492,397

Shares issued in reinvestment of dividends and distributions	144,031	1,966		805,133	10,420

Shares redeemed	(260,477)	(315,979)		(1,477,197)	(1,722,610)

Net increase	184,285	2,338,828		$1,044,378	$12,780,207

Class Z
Shares sold	231,157,730	1		$1,322,132,860	$3

Shares issued in reinvestment of dividends and distributions	11,600	– 0	–	64,841	– 0	–

Shares redeemed	(4,314,416)	– 0	–	(24,584,422)	– 0	–

Net increase	226,854,914	1		$1,297,613,279	$3

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

26	• AB GROWTH & INCOME FUND

Notes to Financial Statements

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,465,480	$9,780,900

Total taxable distributions	$12,465,480	$9,780,900

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$25,248,460
Undistributed capital gain	139,273,345	(a)
Unrealized appreciation/(depreciation)	370,655,273	(b)

Total accumulated earnings/(deficit)	$535,177,078

(a)	During the fiscal year ended October 31, 2014, the Fund utilized $79,991,010 of capital loss carryforwards to offset current year net realized gains.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2014, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GROWTH & INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.68	$ 5.10	$ 3.98	$ 3.46	$ 3.16	$ 2.78

Income From Investment Operations
Net investment income(a)	.03	(b)	.05	(b)	.04	.04	.03	.03
Net realized and unrealized gain on investment transactions	.13	.57	1.11	.52	.30	.39

Net increase in net asset value from operations	.16	.62	1.15	.56	.33	.42

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)	(.03)	(.04)	(.03)	(.04)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.04)	(.03)	(.04)	(.03)	(.04)

Net asset value, end of period	$ 5.53	$ 5.68	$ 5.10	$ 3.98	$ 3.46	$ 3.16

Total Return
Total investment return based on net asset value(c)*	2.88%	12.30%	29.20%	16.50%	10.36%	15.02%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,282	$1,312	$1,241	$1,056	$1,017	$1,173
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.95	%^	.98%	1.08%	1.11%	1.15%	1.16	%+
Expenses, before waivers/reimbursements	.97	%^	1.00%	1.08%	1.11%	1.15%	1.16	%+
Net investment income	.99	%^(b)	1.00	%(b)	.95%	.98%	.97%	.92	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

28	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2015 (unaudited)		Year Ended October 31,
			2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 5.64		$ 5.06		$ 3.95		$ 3.42		$ 3.12		$ 2.74

Income From Investment Operations
Net investment income(a)	.01	(b)	.01	(b)	.01		.01		.01		.00	(d)
Net realized and unrealized gain on investment transactions	.13		.57		1.10		.52		.29		.39

Net increase in net asset value from operations	.14		.58		1.11		.53		.30		.39

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.27)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)		– 0	–	.00		.00		– 0	–	(.01)

Net asset value, end of period	$ 5.51		$ 5.64		$ 5.06		$ 3.95		$ 3.42		$ 3.12

Total Return
Total investment return based on net asset value(c)*	2.46%		11.46%		28.10%		15.53%		9.62%		14.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,731		$32,473		$41,137		$46,977		$62,615		$93,065
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%^	1.70%		1.84%		1.91%		1.96%		1.98	%+
Expenses, before waivers/reimbursements	1.73	%^	1.75%		1.84%		1.91%		1.96%		1.98	%+
Net investment income	.30	%^(b)	.28	%(b)	.21%		.18%		.16%		.15	%+
Portfolio turnover rate	24%		54%		69%		79%		72%		73%

See footnote summary on page 35.

AB GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.13	$ 2.75

Income From Investment Operations
Net investment income(a)	.01	(b)	.02	(b)	.01	.01	.01	.01
Net realized and unrealized gain on investment transactions	.13	.56	1.10	.52	.30	.38

Net increase in net asset value from operations	.14	.58	1.11	.53	.31	.39

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(d)	(.01)	(.00	)(d)	(.01)	– 0	–	(.01)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.27)	(.01)	.00	(.01)	– 0	–	(.01)

Net asset value, end of period	$ 5.51	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.13

Total Return
Total investment return based on net asset value(c)*	2.53%	11.48%	28.13%	15.63%	9.90%	14.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$218,084	$220,054	$205,705	$171,708	$170,572	$188,360
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%^	1.68%	1.81%	1.84%	1.89%	1.91	%+
Expenses, before waivers/reimbursements	1.69	%^	1.72%	1.81%	1.84%	1.89%	1.91	%+
Net investment income	.29	%^(b)	.29	%(b)	.22%	.24%	.22%	.18	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

30	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.71	$ 5.12	$ 4.00	$ 3.48	$ 3.17	$ 2.79

Income From Investment Operations
Net investment income(a)	.04	(b)	.07	(b)	.06	.05	.04	.04
Net realized and unrealized gain on investment transactions	.12	.58	1.10	.52	.31	.38

Net increase in net asset value from operations	.16	.65	1.16	.57	.35	.42

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.06)	(.04)	(.05)	(.04)	(.04)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.06)	(.04)	(.05)	(.04)	(.04)

Net asset value, end of period	$ 5.54	$ 5.71	$ 5.12	$ 4.00	$ 3.48	$ 3.17

Total Return
Total investment return based on net asset value(c)*	2.85%	12.75%	29.41%	16.78%	10.95%	15.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,005	$1,401,685	$117,962	$83,077	$73,155	$79,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%^	.65%	.80%	.82%	.87%	.88	%+
Expenses, before waivers/reimbursements	.66	%^	.68%	.80%	.82%	.87%	.88	%+
Net investment income	1.54	%^(b)	1.32	%(b)	1.22%	1.26%	1.24%	1.20	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

AB GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.59	$ 5.03	$ 3.93	$ 3.42	$ 3.12	$ 2.75

Income From Investment Operations
Net investment income(a)	.02	(b)	.04	(b)	.03	.03	.03	.02
Net realized and unrealized gain on investment transactions	.14	.55	1.10	.52	.29	.38

Net increase in net asset value from operations	.16	.59	1.13	.55	.32	.40

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.03)	(.03)	(.04)	(.02)	(.03)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.03)	(.03)	(.04)	(.02)	(.03)

Net asset value, end of period	$ 5.45	$ 5.59	$ 5.03	$ 3.93	$ 3.42	$ 3.12

Total Return
Total investment return based on net asset value(c)*	2.89%	11.85%	28.92%	16.16%	10.39%	14.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,176	$6,866	$4,844	$3,964	$2,438	$2,569
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%^	1.19%	1.36%	1.36%	1.36%	1.39	%+
Expenses, before waivers/reimbursements	1.30	%^	1.34%	1.36%	1.36%	1.36%	1.39	%+
Net investment income	.81	%^(b)	.79	%(b)	.68%	.71%	.75%	.67	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

32	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.14	$ 2.77

Income From Investment Operations
Net investment income(a)	.03	(b)	.05	(b)	.04	.04	.04	.03
Net realized and unrealized gain on investment transactions	.13	.57	1.10	.53	.29	.38

Net increase in net asset value from operations	.16	.62	1.14	.57	.33	.41

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.05)	(.03)	(.05)	(.03)	(.04)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.05)	(.03)	(.05)	(.03)	(.04)

Net asset value, end of period	$ 5.49	$ 5.64	$ 5.07	$ 3.96	$ 3.44	$ 3.14

Total Return
Total investment return based on net asset value(c)*	2.94%	12.41%	29.12%	16.77%	10.53%	14.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,218	$7,261	$2,299	$2,637	$2,815	$4,365
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%^	.94%	1.05%	1.05%	1.05%	1.09	%+
Expenses, before waivers/reimbursements	1.01	%^	1.04%	1.05%	1.05%	1.05%	1.09	%+
Net investment income	1.08	%^(b)	1.00	%(b)	1.00%	1.03%	1.08%	.97	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

AB GROWTH & INCOME FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31,
2014	2013	2012	2011	2010

Net asset value, beginning of period	$ 5.77	$ 5.19	$ 4.05	$ 3.46	$ 3.15	$ 2.78

Income From Investment Operations
Net investment income(a)	.04	(b)	.07	(b)	.06	.05	.06	.04
Net realized and unrealized gain on investment transactions	.13	.58	1.13	.54	.29	.38

Net increase in net asset value from operations	.17	.65	1.19	.59	.35	.42

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.05)	– 0	–	(.04)	(.05)
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.33)	(.07)	(.05)	– 0	–	(.04)	(.05)

Net asset value, end of period	$ 5.61	$ 5.77	$ 5.19	$ 4.05	$ 3.46	$ 3.15

Total Return
Total investment return based on net asset value(c)*	3.03%	12.54%	29.66%	17.05%	11.18%	15.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,513	$13,860	$326	$12	$11	$1,444
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.65	%^	.66%	.70%	.72%	.74%	.75	%+
Expenses, before waivers/reimbursements	.68	%^	.66%	.70%	.72%	.74%	.75	%+
Net investment income	1.28	%^(b)	1.30	%(b)	1.18%	1.36%	1.65%	1.40	%+
Portfolio turnover rate	24%	54%	69%	79%	72%	73%

See footnote summary on page 35.

34	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2015 (unaudited)	Year Ended October 31, 2014		October 15, 2013(e) to October 31, 2013

Net asset value, beginning of period	$ 5.77	$ 5.19		$ 5.05

Income From Investment Operations
Net investment income (loss)(a)	.02	.07		.00	(d)
Net realized and unrealized gain on investment transactions	.16	.58		.14

Net increase in net asset value from operations	.18	.65		.14

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.07)		– 0	–
Distributions from net realized gain on investment transactions	(.27)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.07)		– 0	–

Net asset value, end of period	$ 5.61	$ 5.77		$ 5.19

Total Return
Total investment return based on net asset value(c)	3.07%*	12.56	%*	2.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,273,346	$11		$10
Ratio to average net assets of:
Expenses	.59%^	.61%		.67	%^
Net investment income (loss)	.89%^	1.37%		(.22	)%^
Portfolio turnover rate	24%	54%		69%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

(e)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended April 30, 2015 and years ended October 31, 2014, October 31, 2013, October 31, 2012, October 31, 2011 and October 31, 2010 by 0.07%, 0.08%, 0.14%, 0.49%, 0.15% and 0.84%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

^	Annualized.

See notes to financial statements.

AB GROWTH & INCOME FUND •	35

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• AB GROWTH & INCOME FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Growth and Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated

1	The information in the fee evaluation was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

AB GROWTH & INCOME FUND •	37

the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Category	Advisory Fee[5]	Net Assets 3/31/15 ($MIL)
Growth and Income Fund, Inc.	Value	0.55% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$2,931.4

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $53,715 (0.002% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ written notice prior to the Fund’s prospectus update. Also, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio	Fiscal Year End
Growth and Income Fund, Inc.	Advisor	0.65%	0.68%	October 31
	Class A	0.95%	1.00%
	Class B	1.65%	1.75%
	Class C	1.65%	1.72%
	Class R	1.15%	1.34%
	Class K	0.90%	1.04%
	Class I	0.65%	0.66%
	Class Z	0.65%	0.61%

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee of the Fund is based on the percentage of the Fund’s average daily net assets and paid on a monthly basis.

38	• AB GROWTH & INCOME FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AB Institutional fee schedule, set forth below is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:7

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB GROWTH & INCOME FUND •	39

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth and Income Fund, Inc.	$2,931.4	U.S. Growth & Income 0.65% on 1st $25 million 0.50% on next $25 million 0.40% on next $50 million 0.30% on next $100 million 0.25% on the balance Minimum Account Size: $25m	0.260%	0.535%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Growth and Income Fund, Inc.	Growth and Income Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median

8	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

40	• AB GROWTH & INCOME FUND

of the Fund’s Lipper Expense Group (“EG”)10 and the Fund’s contractual management fee ranking.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper EG Median (%)	Lipper EG Rank
Growth and Income Fund, Inc.	0.537	0.678	5/15

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.13 Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[14]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Growth and Income Fund, Inc.	0.980	1.032	5/15	1.128	24/101
pro-forma[15]	0.950	1.032	3/15	1.128	17/101

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year end Class A total expense ratio.

15	Pro-forma total expense ratio reflects the Fund’s Class A shares expense cap which was implemented on February 4, 2014.

AB GROWTH & INCOME FUND •	41

Based on this analysis, considering pro-forma information for total expense ratio, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid

42	• AB GROWTH & INCOME FUND

approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $34,233, $6,166,034 and $30,837 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,424,626 in fees from the Fund.

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses

16	Effective March 1, 2016, ABI will implement a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25% .

AB GROWTH & INCOME FUND •	43

categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1529.

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

44	• AB GROWTH & INCOME FUND

(“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended February 28, 2015.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Growth and Income Fund, Inc.
1 year	11.65	13.38	12.95	11/12	101/132
3 year	16.65	16.64	16.69	6/12	62/118
5 year	15.80	14.41	14.41	3/10	27/108
10 year	6.61	7.02	7.42	7/8	74/92

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending February 28, 2015 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth and Income Fund, Inc.	11.65	16.65	15.80	6.61	10.11	15.30	0.40	10
Russell 1000 Value Index	13.49	18.11	15.51	7.21	N/A	15.56	0.43	10
Inception Date: July 1, 1932

21	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

AB GROWTH & INCOME FUND •	45

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

46	• AB GROWTH & INCOME FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

FIXED INCOME (continued)

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio*

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio*

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

MULTI-ASSET (continued)

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to December 15, 2014, All Market Growth Portfolio was named Dynamic All Market Fund; All Market Real Return Portfolio was named Real Asset Strategy.

AB GROWTH & INCOME FUND •	47

AB Family of Funds

NOTES

48	• AB GROWTH & INCOME FUND

NOTES

AB GROWTH & INCOME FUND •	49

NOTES

50	• AB GROWTH & INCOME FUND

NOTES

AB GROWTH & INCOME FUND •	51

NOTES

52	• AB GROWTH & INCOME FUND

AB GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0152-0415

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Growth and Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2015